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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 31, 1997


                            PHELPS DODGE CORPORATION
             (Exact name of registrant as specified in its charter)



   New York            1-82                     13-1808503
 (State of     (Commission File Number)       (IRS Employer
Incorporation)                               Identification No.)



2600 North Central Ave.   Phoenix, Arizona      85004-3014
(Address of principal executive offices)        (Zip Code)





                                 (602) 234-8100
                         (Registrant's telephone number)


                                      None
         (Former name or former address, if changed since last report.)


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Item 7. Exhibits. The following documents are filed with reference to the
Registration Statement and Post-Effective Amendment No. 1 on Form S-3 (Registration No. 33-44380 and Registration No. 333-36415) of Phelps Dodge Corporation (the "Company"):


       1 Underwriting Agreement, dated as of October 31, 1997, between the Company and Morgan Stanley & Co. Incorporated.

     4.1 Form of 6-3/8% Note due November 1, 2004 of the Company to be issued pursuant to the Indenture, dated as of September 22, 1997 (the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee, a form of which was filed as Exhibit 4.4 to such Registration Statement.

     4.2 Form of 7-1/8% Debenture due November 1, 2027 of the Company to be issued pursuant to the Indenture, a form of which was filed as
            Exhibit 4.4 to such Registration Statement.


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                                    SIGNATURE




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    PHELPS DODGE CORPORATION




Dated: November 3, 1997            By:/s/ Gregory W. Stevens
                                       ----------------------
                                       Gregory W. Stevens
                                       Vice President and
                                       Controller
                                       (Principal Accounting
                                       Officer)


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                                  Exhibit Index


Exhibit                                                       Page
-------                                                       ----

1.    Underwriting Agreement, dated as of October 31,           5
      1997, between the Company and
      Morgan Stanley & Co. Incorporated.

4.1   Form of 6-3/8% Note due November 1, 2004                 34
      of the Company to be issued pursuant to the Indenture, dated as of September 22, 1997
      (the "Indenture"), between the Company
      and The Chase Manhattan Bank, as Trustee.

4.2   Form of 7-1/8% Debenture due November 1, 2027 of         40
      the Company to be issued pursuant to the Indenture.


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